SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) July 6, 1999

                  GENISYS RESERVATION SYSTEMS, INC.
       (Exact name of registrant as specified in its charter)


                               New Jersey
            (State or Other Jurisdiction of Incorporation)

    1-12689                             22-2719541
(Commission File Number)           (I.R.S. Employer Identification No.)


2401 Morris Avenue, Union, New Jersey               07083
Address of principal executive offices)           (Zip Code)
--------------------------------------------------------

(908) 810-8767
(Registrant's telephone number, including area code)
---------------------------------------------------------------





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ITEM 5.Other Matters

         At the request of the Panel of The NASDAQ-Amex Market Group reviewing the continued listing of the Company's securities, the Company was requested:
"On or before July 7, 1999, the Company must make a public filing with the SEC and Nasdaq evidencing a minimum of $2,550,000 in net tangible assets. The filing must contain a May 31,1999 balance sheet with pro forma adjustments for any significant events or transactions occurring or before the filing date."

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial information
                  1. Pro Forma Balance Sheet at May 31, 1999.


                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Genisys Reservation Systems, Inc.
(Registrant)


By:___________________________
           John Wasko, Treasurer

DATED: July 19, 1999
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               GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARIES
                           Development Stage Companies
                 PRO FORMA CONDENSE CONSOLIDATED BALANCE SHEETS
                                  May 31, 1999
                                   (Unaudited)
                                                                                              Giving Effect to
                                                                              Historical      Receipt of $790,000
                            ASSETS                                             (Note A)          (Note B)

Current assets:
   Cash and cash equivalents                                               $       45,415     $       835,415
   Accounts receivable, less allowance for doubtful
   accounts of $15,000                                                             48,330              48,330
   Prepaid expenses                                                                41,434              41,434
                                                                               ----------          ----------
          Total current assets                                                    135,179             925,179

Investment in, and advances to, GEN O2, Inc.                                      434,777             434,777

Property and Equipment                                                            105,929             105,929

Computer software, technology license and
related assets, less accumulated amortization                                   2,144,634           2,144,634

Other Assets                                                                       93,155              93,155
                                                                              -----------         -----------
                                                                           $    2,913,674     $     3,703,674
                                                                           =    =========     =     =========


          LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
   Current maturities of long-term debt                                    $      334,375     $       334,375
   Accounts payable and accrued expenses                                          425,940             425,940
   Accrued interest payable-related party                                         188,269             188,269
                                                                             ------------        ------------

           Total current liabilities                                              948,584             948,584
                                                                             ------------        ------------

Long-Term debt, less current maturities                                    $       78,125     $        78,125
                                                                            -------------       -------------


STOCKHOLDERS EQUITY:                                                            1,886,965             790,000
                                                                                ---------             -------

                                                                           $    2,913,674     $     3,703,674
                                                                           =    =========     =     =========

Note A - Represents the historical balance sheet at May 31, 1999.

Note B - Reflects the receipt of $790,000 in June 1999 from the private placement of common stock and the resultant issuance of 520,000 shares of common stock of the Company.

Note C - For purposes of continued listing of the Company's securities on NASDAQ's Small Cap Market, the NASDAQ-Amex Market Group requested a public filing with the SEC and NASDAQ on or before July 7, 1999 evidencing a minimum of $2,550,000 net tangible assets (as defined by NASDAQ). The filing is to contain a May 31, 1999 historical balance sheet with pro forma adjustments for any significant events



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          or transactions  occurring on or before the filing date.  Based on the accompanying pro forma balance sheet as of May 31, 1999, the Company had pro forma net tangible assets (as defined by NASDAQ) of $27,965 computed as follows:

       Stockholders' equity (total assets minus liabilities)                   $2,676,965
       Less: Goodwill (reported in other assets)                                   49,000

                                                                               $2,627,965




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